U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                             FORM 8-K


                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): December 27, 2004

                            GAMEZNFLIX, INC.
     (Exact Name of Registrant as Specified in Its Charter)

          Nevada                    0-29113                54-1838089
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                 Identification No.)

      1535 Blackjack Road, Franklin, Kentucky             42134
      (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code:  (270) 598-0385


     Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [  ]  Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On December 27, 2004, I. Matt Sawaqed resigned as a director of the company in order to focus his attention on other businesses in which he is involved.

    On December 27, 2004, Gary Hohman, president of the Registrant, was appointed to the company's board of directors. In a Form 8-K filed on October 8, 2004 (which disclosed that the joined the company as president), the background of Mr. Hohman, and his employment agreement with the Registrant, were disclosed.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to
Item 601of Regulation S-B.


                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GameZnFlix, Inc.



Dated: December 29, 2004               By: /s/ John Fleming
                                       John Fleming, Chief Executive Officer


                               EXHIBIT INDEX

Number               Description

10 Employment Agreement between the Registrant and Gary Hohman, dated October 1, 2004 (incorporated by reference to Exhibit 10 of the Form 8-K filed on October 8, 2004).